                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,

     In connection with the Annual Report of Extendicare Health Services, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report"), I, Mel Rhinelander, Chairman of the Board and Chief Executive Officer of the Company, certify solely for purposes of complying with 18 U.S.C. sec. 1350 that based on my knowledge:

          (1) the Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ MEL RHINELANDER
                                          --------------------------------------
                                          Mel Rhinelander
                                          Chairman of the Board and Chief
                                          Executive Officer
                                          March 25, 2003